UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
March 13, 2007

ATMEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2325 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 441-0311
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.1
EXHIBIT 10.2

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment of Employment Agreement
     On March 13, 2007, Atmel Corporation (the “Company”) and Steven Laub, the Company’s President and Chief Executive Officer, entered into an amendment (the “Amendment”) of Mr. Laub’s employment agreement with the Company dated as of August 6, 2006 (the “Employment Agreement”). Pursuant to the Employment Agreement, the Company was contractually obligated to issue 1,000,000 shares of restricted stock (or restricted stock units) (the “Restricted Stock”) to Mr. Laub on January 2, 2007. However, as a result of the Company not being current in its reporting obligations under the Securities Exchange Act of 1934, the Company suspended the issuance and sale of shares of its common stock pursuant to its registration statements on Forms S-8 filed with the Securities and Exchange Commission. Therefore, the Company was unable to issue the Restricted Stock to Mr. Laub on January 2, 2007. The purpose of the Amendment is to provide that Mr. Laub is issued the Restricted Stock, or if that does not occur, to provide that Mr. Laub is compensated as if the Restricted Stock had been issued.
     Pursuant to the Amendment, the Company has agreed to issue the Restricted Stock to Mr. Laub within 10 business days after the Company becomes current in its reporting obligations under the Securities Exchange Act of 1934, but prior to August 6, 2007. Notwithstanding such delayed issuance, vesting of the Restricted Stock will be on the same dates and schedule set forth in the Employment Agreement. In the event Mr. Laub’s employment terminates prior to the issuance of the Restricted Stock, the Company will pay Mr. Laub an amount of cash equal to the fair market value of the portion of the Restricted Stock that would have vested had the Restricted Stock been issued on January 2, 2007, as calculated pursuant to the Amendment.
     The foregoing description is qualified in its entirety by reference to the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, and the Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
10.1	Employment Agreement, dated as of August 6, 2006, between the Company and Steven Laub

10.2	Amendment to the Employment Agreement, dated as of March 13, 2007, between the Company and Steven Laub

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMEL CORPORATION
Date: March 19, 2007	By:	/s/ Robert Avery
Robert Avery
Vice President Finance and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement, dated as of August 6, 2006, between the Company and Steven Laub

10.2	Amendment to the Employment Agreement, dated as of March 13, 2007, between the Company and Steven Laub